UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018 (May 23, 2018)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2018, Brighthouse Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, seven proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2018, as supplemented by the proxy statement supplement filed with the SEC on May 8, 2018 (the “2018 Proxy Statement”). The final voting results are as follows:

Proposal 1: The Company’s stockholders elected the three Class I director nominees named in the Company’s 2018 Proxy Statement to serve a two-year term expiring at the Company’s 2020 Annual Meeting of Stockholders. The voting results are set forth below:

Director Nominee	For	Withhold	Broker Non-Vote
John D. McCallion	86,850,319	2,609,333	7,675,000
Diane E. Offereins	87,603,675	1,855,977	7,675,000
Patrick J. Shouvlin	88,678,630	781,022	7,675,000

Proposal 2: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
96,434,313	430,196	270,143	N/A

Proposal 3: The Company’s stockholders approved an advisory resolution approving the compensation of the Company’s named executive officers (the “Say-on-Pay” vote). The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
87,142,872	1,701,067	615,713	7,675,000

Proposal 4: The Company’s stockholders recommended, on an advisory basis, a one year frequency for future Say-on-Pay votes. There were 632,969 abstentions from voting and 7,675,000 broker non-votes on Proposal 4. The voting results are set forth below:

Frequency of Votes to Approve the Compensation Paid to Brighthouse’s NEOs	For
One year:	87,469,115
Two years:	94,748
Three years:	1,262,820

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s board of directors for a one year frequency for future Say-on-Pay votes, the board of directors has determined that the Company will hold such future Say-on-Pay votes every year.

Proposal 5: The Company’s stockholders approved the Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan (the “Employee Plan”): The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
85,160,737	3,661,678	637,237	7,675,000

The Employee Plan is filed as Exhibit 10.1 hereto. The forms of award agreement for performance share units, restricted stock units and non-qualified stock options granted under the Employee Plan, and the related supplement, are filed, respectively, as Exhibits 10.4, 10.5, 10.6 and 10.7 hereto. The form of award agreement for certain restricted stock units granted on August 9, 2017 (“Founders’ Grants”) under the Employee Plan, and the related supplement, are filed, respectively, as Exhibits 10.8 and 10.9 hereto.

Proposal 6: The Company’s stockholders approved the Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan (the “Director Plan”). The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
85,493,080	3,319,590	646,982	7,675,000

The Director Plan is filed as Exhibit 10.2 hereto. The form of award agreement for Founders’ Grants granted under the Director Plan, and the related supplement, are filed, respectively, as Exhibits 10.8 and 10.9 hereto. The form of award agreement for restricted stock units granted annually to independent directors under the Director Plan, and the related supplement, are filed, respectively, as Exhibits 10.10 and 10.11 hereto.

Proposal 7: The Company’s stockholders approved the material terms of the performance goals under the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan, as restated (the “Temporary Plan”). The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
87,581,460	1,192,150	686,042	7,675,000

The Temporary Plan is filed as Exhibit 10.3 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1#	Brighthouse Financial, Inc. 2017 Stock and Incentive Compensation Plan.

10.2#	Brighthouse Financial, Inc. 2017 Non-Management Director Stock Compensation Plan.

10.3#	Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan, as restated.

10.4#	Form of Performance Share Unit Agreement (Employee Plan).

10.5#	Form of Restricted Stock Unit Agreement (Employee Plan).

10.6#	Form of Non-Qualified Stock Option Agreement (Employee Plan).

10.7#	Award Agreement Supplement (Employee Plan).

10.8#	Form of Restricted Stock Unit Agreement (Founders’ Grants under the Employee and Director Plans).

10.9#	Award Agreement Supplement (Founders’ Grants under the Employee and Director Plans).

10.10#	Form of Non-Management Director Restricted Stock Unit Agreement (Director Plan).

10.11#	Non-Management Director Award Agreement Supplement (Director Plan).

# Denotes management contracts or compensation plans or arrangements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
Name: D. Burt Arrington
Title: Corporate Secretary

Date: May 24, 2018

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